Income Taxes (Tables)	12 Months Ended
Jun. 30, 2023
Income Taxes
Schedule of reconciliation income tax allowance and the amount resulting from the application of the combined Canadian income tax rate

	2023	2022
Net loss for the year before taxes	$(41,989)	$(38,100)
Statutory tax rate	27.0%	27.0%
Income tax recovery at the statutory rate	$(11,337)	$(10,287)
Non-deductible items and other differences	6,774	2,505
Change in unrecognized tax benefits	4,563	7,782
Actual income tax provision (recovery)	$—	$—

Schedule of significant components of the deferred tax assets and liabilities

	2023	2022
Non-capital loss carry forwards	$20,332	$13,620
Capital assets	5,288	5,489
Lease Liability	266	80
Mineral property interests	50	1,867
Share issue costs	314	632
	26,250	21,688
Unrecognized deferred tax assets	(26,250)	(21,688)
Net deferred income tax assets	$—	$—